                                  EXHIBIT 23.7

                              CONSENTS OF PERSONS
                        NAMED AS DIRECTORS WHO HAVE NOT
                       SIGNED THE REGISTRATION STATEMENT

                         CONSENT OF H. BARRY MUSGROVE


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                    /s/ H. Barry Musgrove
                                    -------------------------------------------
                                    H. Barry Musgrove

                          CONSENT OF EDWARD G. MARIS


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Edward G. Maris
                                       ----------------------------------------
                                       Edward G. Maris

                           CONSENT OF R. GERALD FOX


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ R. Gerald Fox
                                       ----------------------------------------
                                       R. Gerald Fox

                          CONSENT OF DAVID L. MURRAY


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ David L. Murray
                                       ----------------------------------------
                                       David L. Murray

                          CONSENT OF JOSEPH C. PILAND


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Joseph C. Piland
                                       ----------------------------------------
                                       Joseph C. Piland

                        CONSENT OF STEPHEN J. SCHOSTOK


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Stephen J. Schostok
                                       ----------------------------------------
                                       Stephen J. Schostok

                           CONSENT OF DONALD E. BITZ


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996



                                       /s/ Donald E. Bitz
                                       ----------------------------------------
                                       Donald E. Bitz

                         CONSENT OF HARRY J. BYSTRICKY


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996



                                       /s/ Harry J. Bystricky
                                       ----------------------------------------
                                       Harry J. Bystricky

                         CONSENT OF BRENTON J. EMERICK


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Brenton J. Emerick
                                       ----------------------------------------
                                       Brenton J. Emerick

                           CONSENT OF JEAN M. BARRY


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Jean M. Barry
                                       ---------------------------------------
                                       Jean M. Barry

                           CONSENT OF JAMES ESPOSITO


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ James Esposito
                                       ---------------------------------------
                                       James Esposito

                          CONSENT OF FRANK J. CALLERO


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Frank J. Callero
                                       ---------------------------------------
                                       Frank J. Callero

                          CONSENT OF ALAN J. EMERICK


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Alan J. Emerick
                                       ----------------------------------------
                                       Alan J. Emerick

                          CONSENT OF HOWARD A. MCKEE


     The undersigned hereby consents to being named, in the Registration Statement on Form S-4 (the "Registration Statement") of Grand Premier Financial, Inc. ("GPF"), as a director of GPF upon consummation of the Merger, as defined in the Registration Statement, and the undersigned hereby agrees to serve as a director of GPF upon consummation of the Merger.


Dated:  June 20, 1996


                                       /s/ Howard A. McKee
                                       ----------------------------------------
                                       Howard A. McKee